SUN COMMUNITIES INVESTOR PRESENTATION (NYSE: SUI) JUNE 2023 LAKESIDE CROSSING – CONWAY, SC

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation, some of which are beyond the Company’s control. These risks and uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to:  Outbreaks of disease and related restrictions on business operations;  Changes in general economic conditions, including inflation, deflation and energy costs, the real estate industry and the markets within which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;  Availability of capital;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pound sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Increases in interest rates and operating costs, including insurance premiums and real estate taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company’s capital stock;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. SUN COMMUNITIES – COMPANY KEY TOPICS Leading Owner / Operator of Manufactured Housing (“MH”) & Recreational Vehicle (“RV”) Communities, and Marinas 4 - 6 Outperformance in 2022 Demonstrated Resiliency of Platform, 2023 FY Guidance Based on Continued Strong Same-Property NOI Growth Compelling Supply-Demand Fundamentals & Best-in-Class Assets Drive Strong Performance Throughout Economic Cycles 7 8 - 14 Track Record of Delivering Strong Core FFO Per Share Growth 15 - 20 Investment Grade Balance Sheet Supports Growth 21 3 Key Topics Page Manufactured Housing 49% RV 30% Marinas 21% Rental Revenue Breakdown Robust ESG Platform 22 HEMLOCKS – TILTON, NH

Robust Fundamentals Continue to Drive Outperformance

54% of Real Property NOI Derived from MH

Forecasted consolidated NOI for the year ending December 31, 2023

2023 Average Rental Rate Increases[1]

- North America: 6.3%
  UK Operations: 7.3%
- 7.8%
- 7.5%



MH
54%
Marina
22%
RV
24%

Steady, Organic Growth

- MH, RV and Marina segments share same characteristics of **low supply, outsized demand and high barriers to entry**
- Resilient, consistent cash flow derived from steady rental income which comprises **86%** of total NOI
  - **54%** of real property NOI is from **MH** segment
- **5.8%** same property NOI growth in 2022 and expecting **5.5%**[1] in 2023
- Creating vacancy through expansion and development platform, driving consistent occupancy gains

86% of NOI Derived from Rental Income

Forecasted consolidated NOI for the year ending December 31, 2023



10%
4%
86%
Real property
Home Sales
Service, retail, dining and entertainment

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented above represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company's assessment of economic and market conditions and the Company's assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

1) *Midpoint of 2023 guidance.*

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5 Resilient Platform and Operational Strength Drive Outperformance Reported Core FFO per Share of $1.23 for the quarter ended March 31, 2023, exceeding the high end of our guidance range • Total same property NOI growth of 6.7% exceeded guidance • Delivered over 330 expansion and greenfield development sites • Updated 2023 Guidance to reflect higher expected total same property NOI growth of 5.0% - 6.0% Update as of May 31, 2023: • Memorial Day transient RV revenue for Same Property Portfolio decreased by 2.1% compared to 2022 o Transient RV revenue for 2020 same property pool grew at 7.6% CAGR since 2019; transient site count has decreased by 21% • ~1,300 revenue producing site gains across our MH and RV communities in North America through the end of May, inclusive of ~1,000 transient to annual RV conversions • More than 1,100 home sales in the UK through the end of May, an increase of over 500 homes since 3/31/2023 and continuing to see demand for homes in our communities • Published our 2022 Annual ESG Report, reiterating our commitment to climate change goals Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented above represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter of 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements. YTD23 PERFORMANCE REVIEW SUN OUTDOORS MYRTLE BEACH – CONWAY, SC

2023 Guidance Update

Same Property – Expected NOI	FY 2022 Actual Results (millions)	Expected % Change in 2023 Prior FY Guidance	April 26, 2023 Update
MH NOI (289 properties)	$569.7	4.2% - 5.0%	4.6% - 5.4%
RV NOI (161 properties)	$281.7	5.1% - 6.4%	4.4% - 5.6%
Marina NOI (119 properties)	$210.8	6.3% - 7.7%	6.8% - 8.0%
Total Same Property NOI (569 Properties)	**$1,062.2**	**4.9% - 5.9%**	**5.0% - 6.0%**

Updated Ranges for Other Guidance Points ($ millions)	Prior FY Guidance	April 26, 2023 Update
UK Operations NOI from real property and home sales(1)	$155.5 - $165.1	$141.3 - $147.9
Service, retail, dining and entertainment NOI	$49.5 - $52.1	$53.3 - $55.3
General and administrative expenses	$256.5 - $261.6	$252.2 - $256.0
North America home sales contribution to Core FFO	-	$18.9 - $19.7

Core FFO	2023E
Second quarter 2023, Core FFO per Share	$1.90 - $1.98
Full year 2023, Core FFO per Share	$7.22 - $7.42

Seasonality	1Q23	2Q23	3Q23	4Q23
Same Property NOI				
MH	25%	25%	25%	25%
RV	16%	25%	42%	17%
Marina	20%	26%	29%	25%
Total Same Property NOI	**21%**	**26%**	**30%**	**23%**
UK Real Property	10%	27%	42%	21%
UK Home Sales	15%	30%	38%	17%
NOI from UK Operations	**12%**	**29%**	**40%**	**19%**
Service, retail, dining and entertainment NOI	**5%**	**37%**	**50%**	**8%**
Core FFO per Share	**17%**	**26%**	**36%**	**21%**


WOOD FARM – DORSET, UK

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented above represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company's assessment of economic and market conditions and the Company's assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

1) ~55% from home sales and ~45% from real property.

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Leading Owner / Operator of MH, RV and Marinas

- With ~179,700 MH and RV operational sites and ~48,000 wet slips and dry storage spaces, Sun is the largest publicly traded operator of MH, RV and Marinas

MH

- Largest publicly traded owner / operator of MH communities in North America:
  - 299 MH Communities
  - 100K sites
- 2nd largest owner / operator in the UK:
  - 55 holiday parks(1)
  - 18K MH sites
  - 3K transient sites
- Total 354 MH communities
  - 118K sites, 95.1% occupied
- 7K sites for expansion and development


SPANISH TRAILS WEST – CASA GRANDE, AZ

RV

- 182 best-in-class RV communities with 58K sites located in highly desirable destinations
- 31K annual sites in North America
- 28K transient RV sites in North America, 50% of which are candidates for conversion to annual leases
- 9K sites for expansion and greenfield development


SUN OUTDOORS NORTH MOAB – MOAB, UT

Marina

- Largest and most diversified owner and operator of Marinas in the U.S., with 135 Marinas
- 48K wet slips and dry storage spaces
- 81% of Marinas are in coastal markets(2)
- Nearly 48K members in our network
- ~85% of Marinas have a waitlist


SAFE HARBOR SOUTH HARBOR VILLAGE – SOUTHPORT, NC

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
1) *Includes two parks managed for third parties.*
2) *Calculation of Marinas located in coastal markets include those along the Great Lakes.*

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8 Manufactured Housing (MH) – North America • North America MH portfolio at 96.0% occupancy • 55K+ applications in 2022 to live in a Sun community • Sun MH communities provide 25% more space than multi-family and single-family rentals at ~50% less cost per square foot (see slide 12) • Sun’s development platform has delivered ~13,800 MH and RV expansion and development sites from 2012 – 2022 in an otherwise supply-constrained asset class • Uninterrupted rental income stream: average tenure of residents in our MH communities is ~15 years(1) before unit is sold in place o Low turnover driven by a $6k - $10k average cost for a resident to move a home o Annual home move-outs in Sun’s MH communities average 0.4%(1) Source: Company information, Wall Street Research and Zillow. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) MH sites in North America only (January 2021 – March 2023). COMPELLING SUPPLY-DEMAND FUNDAMENTALS RANCHO ALIPAZ – SAN JUAN CAPISTRANO, CA 0% 1% 2% 3% 4% 5% 6% 7% 2015 2016 2017 2018 2019 2020 2021 US Inventory Growth by Property Type Manufactured Housing Multifamily

COMPELLING SUPPLY-DEMAND FUNDAMENTALS

Manufactured Housing (MH) - UK

Complementary to North American Platform

- Numerous barriers to entry, including strict regulatory environment, scarcity of desirable land and benefits of scale
- Macro economic structural tailwinds in the UK, including Brexit, bolster demand for domestic holidays
- Holiday homeowners must own primary residence to qualify for second home
- **~75%** of Park Holidays homes are paid for with cash
- Majority of sites owner-occupied on **20+ year** licenses with **annual** rent increases
- Average customer tenure of **7+ years**


RIVIERA BAY – DEVON, UK

Well Located, Highly Amenitized Properties

- Leading presence in southern UK and **2nd largest** UK Holiday Park owner and operator(1)
- Irreplaceable, highly desirable coastal locations with positive supply / demand dynamics similar to Sun North America MH
- Short drives from London and other urban centers
- **~80%** of holiday home buyers have stayed at a holiday park
- In-place best-in-class management team


SUFFOLK SANDS – SUFFOLK, UK

Solid Performance with Strong Growth Prospects

- For the 40 properties owned since at least January 2022, 1Q23 same property occupancy of 91.3%, was 130-basis points higher than 1Q22
- Locked in utility rates through **2024** to benefit resident base and NOI margin
- **~1,800** zoned and entitled expansion sites as of March 31, 2023
- UK holiday community market is highly fragmented
- Strong owner retention led to increase of Real property NOI guidance for FY23


PEVENSEY BAY – SUSSEX, UK

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1) Includes 55 managed and owned parks.

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COMPELLING SUPPLY-DEMAND FUNDAMENTALS

RV

- **11.2 million** households own an RV vs. **1.7 million RV campsites**
- Over **6 million** new camping households in 2022 vs. an average of 2 million per year 2015-2019
- **64%** of campers camped more or replaced other types of trips with camping in 2022
- Sun's RV communities offer affordable vacations where the average trip is **2-3 hours** from a customer's home address
- **11%** of RV campers rented from a private owner using a peer-to-peer listing service in 2022

Marinas

- Existing base of **~12 million registered boats** within the U.S. and an estimated supply of **~900K - 1 million leasable wet slips and dry storage racks**
- Shrinking supply of Marinas due to redevelopment of waterfront properties
- Pre-owned boat sales under 30' grew by ~17% from 2012-2021 whereas sales for boats over 30' increased **~52%**
- **49%** of Marinas within our portfolio offer service, which increases membership tenure on average by 27% compared to non-service properties

Annual Active Camping Households

(in millions)



8% CAGR
32
35
37
39
39
42
48
57
58
2014
2015
2016
2017
2018
2019
2020
2021
2022

Boat Registrations by Length

(2014-2021 CAGR)



-1.1%
0.9%
1.2%
0.2%
0.5%
< 16'
16'–25
26'–39
40'–65'
> 65'
Portfolio average wet slip size: ~38'

Source: Company information, RVIA, KOA, NMMA and U.S. Census Bureau. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

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11 Manufactured Housing (MH) – U.S. Residents Moved into MH Communities in Record Numbers US unemployment rate and SUI same property occupancy Source: Company information, RVIA and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Includes 55 managed and owned parks. 2) As of May 31, 2023. Manufactured Housing (MH) – UK 1,174 1,116 1,299 1,357 1,423 1,618 1,632 1,930 1,921 2,012 2,166 2,131 2,194 2,066 2,368 2,915 1,107 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD23⁽²⁾ Global Financial Crisis Brexit uncertainty COVID-19 Brexit vote Resilient Through Economic Uncertainty Holiday Home Sales (number of units) WATER OAK COUNTRY CLUB ESTATES – LADY LAKE, FL  Resilient demand through the Global Financial Crisis COMPELLING SUPPLY – DEMAND FUNDAMENTALS 5.8% 9.3% 9.6% 8.9% 8.1% 76% 80% 84% 88% 0% 4% 8% 12% 2008 2009 2010 2011 2012 S U I S am e P ro pe rt y O cc up a nc y U S U n em pl oy m e nt R a te US Unemployment Rate SUI Same Property Occupancy (1) (1)

12 Renting – MH vs. Other Rental Options  Manufactured homes in Sun’s communities provide 25% more space at ~50% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,245 per month Other Rental Options(1) $1,996 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $1.00 per sq. ft. $2.00 per sq. ft. Source: Company Information and Zillow – U.S. Median Monthly Rent (Zillow rent index, March 2023). 1) Other rental options include multi-family, single family and duplex two-bedroom rentals. COMPELLING SUPPLY – DEMAND FUNDAMENTALS

COMPELLING SUPPLY – DEMAND FUNDAMENTALS

- Resilient demand through the Global Financial Crisis

RV

Continued Demand for Affordable Vacationing Despite Declining RV Sales

Growth in annual RV shipments and historical RV revenue growth



4.8%
-32.9%
2008
0.8%
-30.1%
2009
46.2%
6.6%
2010
4.2%
5.4%
2011
13.2%
4.9%
2012
RV Shipments
RV Revenue(1)

- Installed base: **11.2 million** households own an RV versus **1.7 million** RV campsites in the U.S.
- From 2008-2012, RV revenue for a portfolio of independent, single park operators grew at a **4.4%[1] CAGR**
- **~169K new guests** visited a Sun RV community in 2022
- RVs stay in Sun's communities for **~8 years** on average[2]



SUN OUTDOORS MARCO NAPLES – NAPLES, FL



SUN OUTDOORS SAN DIEGO BAY – CHULA VISTA, CA

Source: Company information, RVIA and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1) Represents a portfolio of independently owned and operated RV community franchises that the Company did not have an interest in until after the period shown.

2) Annual Average (January 2021 – March 2023) and excludes transient RV sites.

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COMPELLING SUPPLY – DEMAND FUNDAMENTALS

- As boats become longer and wider, many marinas cannot keep up with increasing vessel size
- Recent example of wet slip reconfiguration at Safe Harbor Wickford Cove in North Kingston, Rhode Island demonstrates higher rate achievement

Wet Slip Reconfiguration – June 2022

Before

- **Dock Slip Count: 62**
- **Berth Size: 25'- 100', Avg. 35'**
- **Average monthly rent for dock was $26 / ft**

+ 5 wet slips
+7' Berth size
53% WA rental rate increase

After

- **Dock Slip Count: 67**
- **Berth Size: 25'- 100', Avg. 42'**
- **Average monthly rent for reconfigured dock is $39 / ft**



SAFE HARBOR WICKFORD COVE – NORTH KINGSTOWN, RI



SAFE HARBOR WICKFORD COVE – NORTH KINGSTOWN, RI

Average Wet Slip Rental Rate Increase

Total for Safe Harbor Wickford Cove



3.0%
2020
3.0%
2021
5.8%
2022
8.3%
2023

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

14

15 Source: Company information and filings of Multi-family REITs listed in footnote (1). Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements. 1) Multifamily REITs include AVB, CPT, EQR, ESS, MAA and UDR. 2) Reported core / normalized FFO used above except for CPT given lack of availability, for which basic is used instead. 2023E Core FFO/sh represents midpoint of guidance. 3) Figures on right hand side represent total uplift / associated CAGR. Indexed from 2018 90 100 110 120 130 140 150 160 170 180 2018 2019 2020 2021 2022 2023E Sun Communities Multifamily Core / Normalized FFO Per Share Growth(1)(2)(3) +60 / 9.8% +30 / 5.5% SUN’S TRACK RECORD OF STRONG FFO GROWTH  Sun has generated greater FFO per share growth than Multifamily peers  8.6% Core FFO per share growth (10-year CAGR)  5.4% Core FFO per share yield

MULTIPLE LEVERS DRIVE RESILIENT FFO AND CASH FLOW GROWTH

- Outstanding record of revenue growth supported by internal and external opportunities

	Growth Levers	Potential Annual Revenue Growth / Contribution
Internal	Contractual Rent Increases	- 5.0% weighted average rate increase for 2022 - Over 90% MH sites "market rent" or tied to CPI
Internal	Occupancy Gains	- ~95% MH Occupancy - Over 4K current sites available for occupancy gains - 1,000 – 1,300 expansion and development sites expected to be delivered in 2023
Internal	Expansions	- $287mm invested capital since 2020, targeting 10 – 14% IRRs(1) - ~9,400 sites available for expansion in 2023 and beyond - Over 130 site deliveries in 1Q23
Internal	Transient to Annual RV Conversions	- ~1,600 average yearly converted sites(2) - ~1,000 transient to annual RV conversions through May 2023 - ~50% of 28K transient sites in North America are candidates for conversion
External	Acquisitions	- Over $11.8bn invested in properties since 2010 - ~$107mm acquisition volume on 2 properties and ~100 sites in 1Q23
External	Developments	- Targeting 2 – 3 new development starts per year - ~$475mm invested capital since 2020, targeting 8 – 10% IRRs(1) - ~6,500 sites available for ground-up and redevelopments

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented above represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter of 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company's assessment of economic and market condition sand the Company's assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

1) *Expected 5-year unlevered internal rate of return based on certain assumptions.*
2) *2019 – 2022 average.*

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Multifamily REITsSun Communities 17  Resilient demand, high barriers to entry, and Sun’s investment and operational platform have resulted in consistent, and cycle tested organic cash flow growth  For more than 20 years, every individual year or rolling 4-quarter period, Sun has recorded positive same property NOI growth  Over the same period, Sun’s average annual same property NOI growth was 5.1%, which is ~200bps greater than that of multifamily REITs of 3.1% Same Property NOI Growth Quarterly Year-over-Year Growth Since 2000 Source: Citi Research, March, 2023. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Multifamily REITs includes AIRC, AVB, CPT, EQR,ESS, IRT, MAA, and UDR. 2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multifamily REITs REIT Industry(1) (2) CONSISTENT, CYCLE-TESTED INTERNAL GROWTH 5.1% 3.1% 3.2% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 1Q 0 0 1Q 0 1 1Q 0 2 1Q 0 3 1Q 0 4 1Q 0 5 1Q 0 6 1Q 0 7 1Q 0 8 1Q 0 9 1Q 1 0 1Q 1 1 1Q 1 2 1Q 1 3 1Q 1 4 1Q 1 5 1Q 1 6 1Q 1 7 1Q 1 8 1Q 1 9 1Q 2 0 1Q 2 1 1Q 2 2 1Q 2 3

DRIVERS OF INTERNAL GROWTH



Same Property NOI Growth
10-Year Actual Average Same Property NOI Growth: 7.2%
5.9%
7.7%
9.1%
7.1%
6.9%
6.7%
7.3%
4.0%
11.2%
5.8%
6.0%
5.0%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E



Ground-Up and Expansion Site Deliveries
10-Year Actual Average: 1,338
1,000
375
650
304
2,133
1,632
2,326
1,346
1,609
2,000
1,300
1,000
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E



MH Weighted Average Rental Rate Growth
10-Year Actual Average Rental Rate Growth: 3.6%
CPI-U
2.8%
3.4%
3.4%
3.3%
3.6%
4.0%
4.2%
3.4%
3.4%
4.6%
5.4%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23



RV Weighted Average Rental Rate Growth
10-Year Actual Average Rental Rate Growth: 4.3%
CPI-U
5.1%
1.7%
2.0%
2.9%
3.1%
4.2%
5.4%
6.1%
5.4%
4.8%
7.6%
8.4%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented above represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company's assessment of economic and market conditions and the Company's assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

SUN COMMUNITIES, INC.
18

Payroll & benefits 34% Real estate taxes 19% Supplies & repair 13% Utilities 12% Other 12% Legal, local taxes & insurance 10% 19 SAME PROPERTY OPERATING EXPENSES 2023E Same Property Operating Expenses MH, RV and Marina combined  Total same property operating expense growth is projected to be 7.9% - 8.8% in 2023  40% increase in Legal, local taxes and insurance driven by more than 80% increase in insurance expense for Sun’s MH / RV same property portfolio MEADOWBROOK – CHARLOTTE, NC SUN RETREATS DENNIS PORT – DENNIS PORT, MA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented above represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

Professional Operational Management Transient Site Conversion to Annual Program Skilled Expense Management Consolidating Fragmented Markets Repositioning with Additional CapEx Adding Value with Expansions 20 Properties and Sites • Since 2010, Sun has acquired properties valued at over $11.8 billion, increasing its number of properties by 4.9x Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. STRATEGIC ACQUISITIONS OF THE PAST SUPPORT FUTURE GROWTH 48 55 64 70 80 89 117 122 128 141 188 204 228 228 136 159 173 188 217 231 341 350 371 422 552 602 669 671 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 Sites (Thousands) Properties

BALANCE SHEET SUPPORTS GROWTH STRATEGY

Upcoming Mortgage Maturities *($ in millions)*(1)



% of Total
2.1%
2.3%
0.9%
11.7%
$118
$128
$51
$658
2023
2024
2025
2026

Net Debt / 'Fully Loaded' TTM EBITDA(2) 6.0x

Total Debt Outstanding *($ in millions)*(3)

As of March 31, 2023 Drawn (USD):

Senior Credit Facility	
Revolving Credit Facilities	$741.6
GBP Term Loan	1,080.3
Total Drawn Under Senior Credit Facility	1,821.9
Other Unsecured Term Loan	16.2
Total Line of Credit and Other Debt Outstanding	**$1,838.1**
Mortgage Loans Payable (Secured Debt)	$3,386.4
Unsecured Notes (Bonds)	2,175.6
Preferred Equity / OP Units – Mandatorily Redeemable	61.9
Total Debt Outstanding	**$7,462.0**

Credit Statistics

Rate Type(1)



16% variable rate
84% fixed rate

BBB
S&P Global

Baa3
MOODY'S

Encumbrance(4)

NOI



Encumbered 31%
Unencumbered 69%

69%
NOI
Unencumbered

77%
Properties
Unencumbered

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: The estimates and assumptions presented above represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company's assessment of economic and market conditions and the Company's assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

1) *As of March 31, 2023.*
2) *Calculated using trailing 12-months proforma recurring EBITDA for the quarter ended March 31, 2023, including material acquisitions and dispositions.*
3) *For further Debt breakdown, please refer to the Supplemental for the quarter ended March 31, 2023.*
4) *Calculated using trailing 12-months NOI for the quarter ended March 31, 2023.*

SUN COMMUNITIES, INC.
21

SUN COMMUNITIES' ESG INITIATIVES

- Our board and executive leadership are committed to sustainable business practices that benefit all stakeholders including the broader communities in which we operate
- Current initiatives to advance our ESG platform include policy enhancement, establishing environmental targets and expanding our data coverage

ESG Highlights(1)

Environmental	Social	Governance
Climate Change Goals Goal to achieve Carbon Neutrality by 2035 and Net Zero Emissions by 2045	**IDEA** Launched Inclusion, Diversity, Equity and Access Initiative	**BoD Nominating and Corporate** Governance Committee formally oversees all ESG initiatives
On Site Solar Installations Generated 8030 mwh of electricity, ~2% of total electrical need	**Sun University** Internal training program, Sun University, offers over 200 courses to team members	**BoD Composition** 33% female and 78% independent
Framework Reporting Reported to GRESB, DJSI and CDP	**Executive Manager Certification** Development program for community & resort managers to support career growth	**Enterprise Risk Management Committee** Identifies, monitors and mitigates risks across the organization
GRESB 2022 survey score increased over 40% from the prior year, in line with our peers	**Sun Unity** Sun's social responsibility program, +9,000 volunteer hours in 2022, a 67% increase	**Comprehensive Policies and Procedures** Foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1) Performance and initiatives for the 2022 reporting year are referenced.

SUN COMMUNITIES, INC.
22

APPENDIX LAKESIDE CROSSING – CONWAY, SC

Conversion of RV Transient-to-Annual Leases Generates Significant Uplift in Revenue

- Transient RV site conversions to annual leases have historically increased revenue per site by 40-60% for the first full year after conversion and increases our annual RV sites
- 2,257 transient to annual RV conversions in 2022 and ~1,000 through the end of May 2023
- Recent example from Marco Naples RV Resort in Naples, FL:

Transient Site

$53 Avg. Daily Rate	**$6,158** Annual Rent	**31.7%** Occupancy

- Site revenue limited mainly to peak season months during the winter for this resort

Annual Site Conversion

$26 Avg. Daily Rate	**$9,324** Annual Rent	**100%** Occupancy

Site Revenue Annual Pick-Up Upon Conversion in First Year

51%
Site Revenue Growth


MARCO NAPLES RV RESORT – NAPLES, FL


MARCO NAPLES RV RESORT – NAPLES, FL

Source: Company information.

SUN COMMUNITIES, INC.
24

0.0% 200.0% 400.0% 294.5% 218.8% 77.6% (10.0%) 15.0% 40.0% 65.0% 90.0% 20.4% 66.8% 40.5% 25  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 1Q23 Total Return 5-year Total Return 3-year Total Return Source: S&P Global as of March 31, 2023. STRATEGY-DRIVEN OUTPERFORMANCE 10-year Total Return (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 7.5% 2.7% (0.8)% (30.0%) 10.0% 50.0% 90.0% 130.0% 74.6% 73.8% 35.9%

PREMIER OWNER / OPERATOR OF MARINAS

135 Marinas in 24 States	**~39,000** Wet Slips	**~9,000** Dry Storage Spaces[1]
~85% Marinas with Waitlists	**81%** Marinas Located in Coastal Markets[2]	**76%** Marinas Owned Fee Simple[3]
48,000 Approximate Members	**95%** Annual Rental Revenue	**7.5** Years Average Member Tenure

Marina Same Property Year-Over-Year NOI Growth



7.7%
6.8%-8%
FY22 vs. FY21
FY23E vs. FY22

Service Offerings Keep Members in Network

Average Marina member tenure (in years)



6.5
5.6
6.0
5.0
9.4
6.4
8.8
7.0
8.2
6.7
8.1
6.0
2017
2018
2019
2020
2021
2022
Service
Non-Service

- On average, member tenure at properties offering service are 27% longer than at non-service properties
- Service availability drives premium rental rates for wet slips and dry storage spaces

Unmatched in Scale, Portfolio Quality and Depth of Network Offering

# of owned Marinas – as of March 31, 2023



135
81
57
23
SUNTEX MARINAS
els
Equity LifeStyle Properties

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through April 26, 2023, and the effect of a property disposition under contract expected to close during the third quarter 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. The estimates and assumptions are forward-looking based on the Company's assessment of economic and market conditions and the Company's assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements.

1) Dry Storage Spaces include Indoor Storage.
2) Calculation of Marinas located in coastal markets include those along the Great Lakes.
3) 31 currently owned Marinas operate with underlying ground leases with a weighted average remaining term of ~35 years.

SUN COMMUNITIES, INC.
26

INDUSTRY-LEADING SOCIAL MEDIA ENGAGEMENT AND ORIGINAL DIGITAL CONTENT 27Source: Company Information – As of May 31, 2023.  Sun leads the outdoor vacation industry across social media channels with ~2.4mm followers and ~29mm total engagements Virtual Home Tours Creating Original Content  Sun Outdoors original content and Sun Communities Virtual Home Tours allow prospective guests and residents to engage with our brand and offerings

28 In addition to the results the Company reports, the Company provides information regarding net operating income ("NOI") and funds from operations ("FFO") as supplemental performance measures. We believe NOI and FFO are appropriate measures given their wide use by and relevance to investors and analysts following the real estate industry. NOI provides a measure of rental operations and does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation / amortization of real estate assets. In addition, NOI and FFO are commonly used in various ratios, pricing multiples / yields and returns and valuation calculations used to measure financial position, performance and value. NOI Total Portfolio NOI - NOI is derived from property operating revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the Company’s properties rather than of the Company overall. The Company believes that NOI provides enhanced comparability for investor evaluation of properties' performance and growth over time. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of its liquidity; nor is it indicative of funds available for its cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. Same Property NOI - This is a management tool used when evaluating performance and growth of the Company’s Same Property portfolio. The Company defines same properties as those it has owned and operated continuously since January 1, 2022. Same properties exclude ground-up development properties, acquired properties and properties sold after December 31, 2021. The Same Property data may change from time-to-time depending on acquisitions, dispositions, management discretion, significant transactions or unique situations. Same Property NOI does not include the revenues and expenses related to home sales, service, retail, dining and entertainment activities at the properties. The Company believes that same property NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the Same Property portfolio from one period to the next. FFO FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate related depreciation and amortization, real estate related impairments, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, real estate related to impairment and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Core FFO - In addition, the Company uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business ("Core FFO"). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a financial performance measure or GAAP cash flow from operating activities as a measure of the Company’s liquidity. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT's ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NON-GAAP TERMS DEFINED

NET INCOME TO FFO RECONCILIATION

(amounts in millions except per share data)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Income / (Loss) Attributable to SUI Common Shareholders	$ (30.1)	$ 0.7	$ 242.0	$ 380.2	$ 131.6
Adjustments					
Depreciation and amortization	157.3	148.3	602.6	521.9	376.9
Depreciation on nonconsolidated affiliates	-	-	0.1	0.1	0.1
(Gain) / loss on remeasurement of marketable securities	19.9	34.5	53.4	(33.5)	(6.1)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	4.5	(0.1)	2.7	0.2	1.6
(Gain) / loss on remeasurement of notes receivable	1.7	(0.2)	0.8	(0.7)	3.3
(Gain) / loss on dispositions of properties, including tax effect	3.5	(13.4)	(12.2)	(108.1)	(5.6)
Add: Returns on preferred OP units	2.1	2.8	9.5	4.0	2.2
Add: Income / (loss) attributable to noncontrolling interests	(5.1)	(2.2)	10.4	14.7	7.9
Gain on dispositions of assets, net	(7.9)	(15.1)	(54.9)	(60.5)	(22.2)
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 145.9	$ 155.3	$ 854.4	$ 718.3	$ 489.7
Adjustments					
Business combination expense and other acquisition related costs	6.5	3.1	47.4	10.0	25.3
Loss on extinguishment of debt	-	0.3	4.4	8.1	5.2
Catastrophic event-related charges, net	1.0	-	17.5	2.2	0.9
Loss of earnings - catastrophic event-related charges, net	5.5	-	4.8	0.2	-
(Gain) / loss on foreign currency exchanges	2.7	2.2	(5.4)	3.7	(7.7)
Other adjustments, net	(3.6)	1.9	0.4	16.2	2.2
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 158.0	$ 162.8	$ 923.5	$ 758.7	$ 515.6
Weighted Average Common Shares Outstanding - Basic	123.3	115.3	120.2	112.6	97.5
Weighted Average Common Shares Outstanding - Diluted	128.2	121.2	125.6	116.5	101.3
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share	$ 1.14	$ 1.28	$ 6.80	$ 6.16	$ 4.83
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share	$ 1.23	$ 1.34	$ 7.35	$ 6.51	$ 5.09

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information.

29

NET INCOME TO NOI RECONCILIATION

(amounts in millions)

	Three Months Ended		Year Ended		
	March 31, 2023	March 31, 2022	December 31, 2022	December 31, 2021	December 31, 2020
Net Income / (Loss) Attributable to SUI Common Shareholders	$ (30.1)	$ 0.7	$ 242.0	$ 380.2	$ 131.6
Interest income	(11.4)	(6.8)	(35.2)	(12.2)	(10.1)
Brokerage commissions and other revenues, net	(9.5)	(8.0)	(34.9)	(30.2)	(17.2)
General and administrative	63.9	55.7	256.8	181.3	109.5
Catastrophic event-related charges, net	1.0	-	17.5	2.2	0.9
Business combination expense	2.8	0.5	24.7	1.4	23.0
Depreciation and amortization	158.0	148.5	604.8	522.7	376.9
Loss on extinguishment of debt	-	0.3	4.4	8.1	5.2
Interest expense	76.6	45.2	229.8	158.6	129.1
Interest on mandatorily redeemable preferred OP units / equity	1.0	1.0	4.2	4.2	4.2
(Gain) / loss on remeasurement of marketable securities	19.9	34.5	53.4	(33.5)	(6.1)
(Gain) / loss on foreign currency exchanges	2.7	2.2	(5.4)	3.7	(7.7)
(Gain) / loss on disposition of properties	1.6	(13.4)	(12.2)	(108.1)	(5.6)
Other expense, net	1.0	0.6	2.1	12.1	5.2
(Gain) / loss on remeasurement of notes receivable	1.7	(0.2)	0.8	(0.7)	3.3
(Income) / loss from nonconsolidated affiliates	0.2	(0.9)	(2.9)	(4.0)	(1.7)
(Gain) / loss on remeasurement of investment in nonconsolidated	4.5	(0.1)	2.7	0.2	1.6
Current tax expense	3.9	1.3	10.3	1.2	0.8
Deferred tax expense / (benefit)	(4.6)	-	(4.2)	0.1	(1.6)
Preferred return to preferred OP units / equity interests	2.4	3.0	11.0	12.1	6.9
Add: Income / (loss) attributable to noncontrolling interests	(5.2)	(2.2)	10.8	21.5	8.9
NOI	$ 280.4	$ 261.9	$ 1,380.5	$ 1,120.9	$ 757.1

	Three Months Ended		Year Ended		
	March 31, 2023	March 31, 2022	December 31, 2022	December 31, 2021	December 31, 2020
Real Property NOI	$ 254.7	$ 237.6	$ 1,167.0	$ 1,002.6	$ 721.3
Home Sales NOI	23.1	18.8	154.6	74.4	28.6
Service, retail dining and entertainment NOI	2.6	5.5	58.9	43.9	7.2
NOI	$ 280.4	$ 261.9	$ 1,380.5	$ 1,120.9	$ 757.1

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information.

30

31 Consolidated Real Property NOI 1Q222Q223Q224Q221Q23 (amounts in millions) MH $143.5$142.8$141.7$143.0$150.6North America NA15.425.210.46.3UK $143.5$158.2$166.9$153.4$156.9Total MH 50.178.8126.946.145.8RV 44.067.877.858.352.0Marina $237.6$304.8$371.6$257.8$254.7Real property NOI Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information. 1) Certain prior period amounts have been reclassified to conform with current presentation, with no effect on net income. These include reclassification of certain revenues and expenses between Real property and Service, retail, dining and entertainment within our Marina segment. There was no impact to prior period net income, shareholders equity or cash flows for any of the reclassifications. Further, the reclassification had no impact on previously reported total marina net operating income ("NOI"). SAFE HARBOR BELLE MAER – HARRISON TOWNSHIP, MI CONSOLIDATED NOI BY SEGMENT (1)

NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in millions)	Three Months Ended		Year Ended		
	March 31, 2023	March 31, 2022	December 31, 2022	December 31, 2021	December 31, 2022
Net Income / (Loss) Attributable to SUI Common Shareholders	$ (30.1)	$ 0.7	$ 242.0	$ 380.2	$ 131.6
Adjustments					
Depreciation and amortization	158.0	148.5	604.8	522.7	376.9
Loss on extinguishment of debt	-	0.3	4.4	8.1	5.2
Interest expense	76.6	45.2	229.8	158.6	129.1
Interest on mandatorily redeemable preferred OP units / equity	1.0	1.0	4.2	4.2	4.2
Current tax expense	3.9	1.3	10.3	1.2	0.8
Deferred tax (benefit) / expense	(4.6)	-	(4.2)	0.1	(1.6)
(Income) / loss from nonconsolidated affiliates	0.2	(0.9)	(2.9)	(4.0)	(1.7)
Less: (Gain) / loss on dispositions of properties	1.6	(13.4)	(12.2)	(108.1)	(5.6)
Less: Gain on dispositions of assets, net	(7.9)	(15.1)	(54.9)	(60.5)	(22.2)
EBITDAre	$ 198.7	$ 167.6	$ 1,021.3	$ 902.5	$ 616.7
Adjustments					
Catastrophic event-related charges, net	1.0	-	17.5	2.2	0.9
Business combination expense	2.8	0.5	24.7	1.4	23.0
(Gain) / loss on remeasurement of marketable securities	19.9	34.5	53.4	(33.5)	(6.1)
(Gain) / loss on foreign currency exchanges	2.7	2.2	(5.4)	3.7	(7.7)
Other expense, net	1.0	0.6	2.1	12.1	5.2
(Gain) / loss on remeasurement of notes receivable	1.7	(0.2)	0.8	(0.7)	3.3
(Gain) / loss on remeasurement of investment in nonconsolidated	4.5	(0.1)	2.7	0.2	1.6
Preferred return to preferred OP units / equity interests	2.4	3.0	11.0	12.1	6.9
Add: Income / (loss) attributable to noncontrolling interests	(5.2)	(2.2)	10.8	21.5	8.9
Add: Gain on dispositions of assets, net	7.9	15.1	54.9	60.5	22.2
Recurring EBITDA	$ 237.4	$ 221.0	$ 1,193.8	$ 982.0	$ 674.9

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2023, as well as Press Releases and SEC Filings after March 31, 2023, for additional information.

32